SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 8, 2003

                             -----------------------

                             First Financial Bancorp
             (Exact name of registrant as specified in its charter)

         California                                      94-2822858
(State or other jurisdiction of             (IRS Employer Identification Number)
Incorporation or organization)

                                     0-12499
                              (Commission File No.)

         701 South Ham Lane
          Lodi, California                                 95242
(Address of principal executive offices)                 (Zip code)

                                 (209) 367-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit No.       Description

         99.1 Letter to shareholders in response to June 23, 2003 dissident director letter

 Item 9. Regulation FD disclosure; Item 12. Results of Operations and Financial Condition.

         On July 10, 2003 a letter dated July 8, 2002 signed by the registrant's Chairman of the Board, Benjamin Goehring and its President and CEO, Leon Zimmerman, was sent to shareholders in response to a June 23, 2003 shareholder letter authored by three dissident directors. The response letter is attached as
Exhibit 99.1.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    First Financial Bancorp


                                                    By: /s/ Allen R. Christenson
                                                    ----------------------------
                                                    Allen R. Christenson
                                                    Senior Vice President
                                                    Chief Financial Officer

Date: July 8, 2003

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                                  EXHIBIT INDEX

Exhibit           Description

  99.1            Response letter to shareholders dated July 8, 2003